STRATEGIC VARIABLE LIFE&#reg;
Supplement dated December 8, 2000
to the prospectus dated May 1, 2000, as supplemented on September 1, 2000

On December 8, 2000, Massachusetts Mutual Life Insurance Company substituted:

1.	Shares of Oppenheimer Multiple Strategies Fund/VA for shares of Panorama LifeSpan Balanced Portfolio which were held in the Panorama LifeSpan Balanced Division;
2.	Shares of Oppenheimer Main Street® Growth & Income Fund/VA for shares of Panorama LifeSpan Capital Appreciation Portfolio which were held in the Panorama LifeSpan Capital Appreciation Division; and

3.	Shares of MML Blend Fund for shares of Panorama LifeSpan Diversified Income Portfolio which were held in the Panorama LifeSpan Diversified Income Division.

As a result of this substitution, Panorama LifeSpan Balanced Portfolio, Panorama LifeSpan Capital Appreciation Portfolio, and Panorama LifeSpan Diversified Income Portfolio no longer serve as investment choices under your Strategic Variable Life® policy. Your Strategic Variable Life® investment choices now consist of a Guaranteed Principal Account option as well as thirty-three funds offered through our separate account, Massachusetts Mutual Variable Life Separate Account I. Please disregard any reference to the Panorama LifeSpan Balanced Portfolio, Panorama LifeSpan Capital Appreciation Portfolio, and Panorama LifeSpan Diversified Income Portfolio contained in the May 1, 2000 Strategic Variable Life® prospectus, as supplemented on September 1, 2000.

The May 1, 2000 prospectuses for the Oppenheimer Multiple Strategies Fund/VA, Oppenheimer Main Street® Growth & Income Fund/VA, and the MML Blend Fund are included with the May 1, 2000 Strategic Variable Life® prospectus, as supplemented on September 1, 2000. Please read the prospectuses for these funds carefully before investing.

December 8, 2000